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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 29, 2006


                             ANGELICA CORPORATION
            (Exact name of registrant as specified in its charter)


             MISSOURI                   1-5674                  43-0905260
  (State or other jurisdiction of     (Commission            (I.R.S. Employer
          incorporation)              File Number)          Identification No.)


                           424 SOUTH WOODS MILL ROAD
                       CHESTERFIELD, MISSOURI 63017-3406
               (Address of principal executive office)(Zip Code)


                                (314) 854-3800
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

TRANSITION ARRANGEMENT WITH DAVID A. VAN VLIET
----------------------------------------------

         In connection with the resignation of David A. Van Vliet as President and Chief Operating Officer of the Company (as further described in Item 5.02 of this Form 8-K), Angelica Corporation (the "Company") and Mr. Van Vliet agreed upon a transition plan pursuant to which Mr. Van Vliet will be available for consultation by Company personnel for a period of 30 days after the September 30, 2006 effective date of his resignation. The Company has agreed to pay Mr. Van Vliet $27,083.33 for such services, which is an amount equal to Mr. Vliet's monthly base salary and will be paid in two installments consistent with the Company's normal payroll cycle.

SETTLEMENT AGREEMENT WITH STEEL PARTNERS, L.L.C. AND STEEL PARTNERS II, L.P.
----------------------------------------------------------------------------

         On August 30, 2006, the Company and Steel Partners L.L.C. and Steel Partners II, L.P. (collectively, "Steel") entered into a Settlement Agreement pursuant to which (i) the Company granted Steel representation on the Board of Directors of the Company, (ii) Steel agreed to restrict its actions with respect to transactions involving the Company or the Company's assets or stock, and (iii) the Company agreed to certain corporate governance changes, including amendments to certain provisions of the Company's bylaws.

         Pursuant to the Settlement Agreement, two persons designated by Steel were immediately appointed to fill the vacancies on the Company's Board of Directors resulting from the resignation of one of the Company's Class II directors and one of the Company's Class III directors, such vacancies being effective as of August 30, 2006. The details associated with the resignation and appointment of directors, including agreements and understandings with respect to the Steel director designees, are further described in Item 5.02 of this Form 8-K. Steel has agreed to vote all of its shares of Company common stock for the election of Stephen M. O'Hara and Ronald J. Kruszewski, the Board's nominees, as Class I directors at the 2006 Annual Meeting of Shareholders.

         Also as part of the Settlement Agreement, Steel agreed to withdraw its slate of nominees for director and its shareholder proposals that it had proposed for the 2006 Annual Meeting of Shareholders. In addition, Steel agreed that it will not and will cause each of its affiliates and associates (as defined under the Securities Exchange Act of 1934) not to take any of the following actions:

     o   Effect, propose, assist, encourage or otherwise participate in:

          o An acquisition of beneficial ownership of the Company's voting securities in excess of 19.99% of the then current outstanding voting securities of the Company;

          o A tender or exchange offer except in response to a hostile tender or exchange offer commenced by a non-affiliated or non-associated third party;

          o A merger, consolidation, share exchange, business combination, sale of assets, recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction involving the Company, a material portion of its business or a substantial portion of its assets, unless the Company determines to conduct a sale process;

          o A solicitation of proxies or any other participation in an election contest, except with respect to the election of directors at the 2007 Annual Meeting of Shareholders.


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     o   Except for nominating up to three individuals for election as director at the 2007 Annual Meeting of Shareholders, propose any matter for submission to shareholders provided that this provision is not intended to limit the Steel director designees' ability to act in their respective capacities as directors;

     o Form or join a "group" (as the term is defined under the Securities Exchange Act of 1934) in connection with its Company voting securities;

     o Except with respect to the director nominees for the 2007 Annual Meeting of Shareholders, give a proxy with respect to its Company voting securities;

     o Deposit its Company voting securities in a voting trust or similar arrangement with respect to the voting of its Company voting securities;

     o Except for nominating of and voting for Steel's director nominees for the 2007 Annual Meeting of Shareholders, take action that seeks to affect the control of the management or the Board of Directors provided that this provision is not intended to limit the Steel director designees' ability to act in their respective capacities as directors; and

     o Call or seek to call a meeting of shareholders of the Company other than through participation of the Steel director designees as directors of the Company and with the prior approval of the disinterested directors of the Company.

         In addition, pursuant to the Settlement Agreement, the Company amended its bylaws to provide for the "phased-in" declassification of the Board of Directors and to define the authority and responsibilities of the "lead independent director." Each of these bylaw amendments are further described in Item 5.03 of this Form 8-K. As part of the declassification plan, certain of the Company's current directors were assigned to different classes for the transition period, all as more fully discussed in Item 5.02 of this Form 8-K.

         The Settlement Agreement also requires the Board of Directors to hold a Board meeting before August 30, 2007 to consider the separation of the roles of the Chairman and the Chief Executive Officer. The Company also agreed to disband the Special Committee which had been formed to address shareholder matters because its purpose was fulfilled upon the execution of the Settlement Agreement. In addition, the Company agreed to reimburse Steel for up to $75,000 of its reasonable attorneys fees associated with the Settlement Agreement and the nominations and proposals of Steel for presentation at the 2006 Annual Meeting of Shareholders.

         Each of the Company and Steel agreed not to sue one another with respect to conduct preceding August 30, 2006. The Company also agreed to abstain from taking certain "anti-takeover" actions prior to the conclusion of the 2007 Annual Meeting of Shareholders. In addition, if Steel and its affiliates and associates do not run an election contest for the Board of Directors at the 2007 Annual Meeting, the Company agreed to not extend the Company's rights plan beyond its current scheduled expiration date of September 7, 2008 unless such an extension is either approved by a majority of the Board of Directors (including one Steel director designee) or approved by the holders of a majority of the Company's voting securities.

         Steel also agreed to make any disposition of its shares of common stock in open market transactions in a manner designed to effect an orderly disposition of such shares or under any method approved by a majority of the Company's disinterested directors.


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         Except for selected provisions regarding the re-nomination of the
Steel director designees in certain circumstances for the 2007 Annual Meeting of Shareholders, the constitution of the Board in certain circumstances, the covenant restricting litigation and confidentiality, the Settlement Agreement between the Company and Steel will terminate at the conclusion of the 2007 Annual Meeting of Shareholders.

         This summary is qualified in its entirety by the Settlement Agreement between the Company and Steel which is attached as Exhibit 10.1 to this Form 8-K and incorporated by reference herein. A copy of the press release issued by the Company on August 31, 2006 with respect to the Settlement Agreement between the Company and Steel is attached as Exhibit 99.1 to this Form 8-K.

SETTLEMENT AGREEMENT WITH PIRATE CAPITAL LLC, JOLLY ROGER FUND LP, JOLLY ROGER
------------------------------------------------------------------------------
OFFSHORE FUND LTD
-----------------

         On August 30, 2006, the Company and Pirate Capital LLC, Jolly Roger Fund LP and Jolly Roger Offshore Fund LTD (collectively, "Pirate") entered into a Settlement Agreement pursuant to which Pirate agreed to restrict its actions with respect to transactions involving the Company or the Company's assets or voting securities. Pirate has also agreed to vote all of its shares of common stock of the Company for the election of Stephen M. O'Hara and Ronald J. Kruszewski, the Board's nominees, as Class I directors at the 2006 Annual Meeting of Shareholders.

         In addition, Pirate agreed that it will not and will cause each of its affiliates and associates (as such terms are defined under the Securities Exchange Act of 1934) not to take any of the following actions:

     o   Effect, propose, assist, encourage or otherwise participate in:

          o A tender or exchange offer except in response to a hostile tender or exchange offer commenced by a non-affiliated or non-associated third party;

          o A merger, consolidation, share exchange, business combination, sale of assets, recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction involving the Company, a material portion of its business or a substantial portion of its assets, unless the Company determines to conduct a sale process;

          o A solicitation of proxies or any other participation in an election contest.

     o   Propose any matter for submission to shareholders;

     o Form or join a "group" (as the term is defined under the Securities Exchange Act of 1934) in connection with its Company voting securities;

     o Give a proxy with respect to its Company voting securities to any person not designated by the Company;

     o Deposit its Company voting securities in a voting trust or similar arrangement with respect to the voting of its Company voting securities;

     o Take action that seeks to affect the control of the management or the Board of Directors; and


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     o   Call or seek to call a meeting of shareholders of the Company.

         Each of the Company and Pirate agreed not to sue one another with respect to conduct preceding August 30, 2006.

         Except for selected provisions regarding the covenant restricting litigation and confidentiality, the Settlement Agreement between the Company and Pirate will terminate at the conclusion of the 2006 Annual Meeting of Shareholders or earlier under certain specific situations.

         This summary is qualified in its entirety by the Settlement Agreement between the Company and Pirate which is attached as Exhibit 10.2 to this Form 8-K and incorporated by reference herein. A copy of the press release issued by the Company on August 31, 2006 with respect to the Settlement Agreement between the Company and Pirate is attached as Exhibit 99.2 to this Form 8-K.

AMENDMENT TO RIGHTS PLAN
------------------------

         On August 30, 2006, the Company amended its Rights Agreement, dated as of August 27, 1998 (the "Rights Agreement") with UMB Bank, N.A. to set forth in Exhibit A to the Rights Agreement the Amendment to Certificate of Designation, Preferences and Rights of Class B Series 2 Junior Participating Preferred Stock ("Preferred Stock") described in Item 5.03 below. The description of the Amendment to Certificate of Designation, Preferences and Rights of Class B Series 2 Junior Participating Preferred Stock set forth below in Item 5.03 is incorporated by reference into this Item 1.01. In addition, the Company made corresponding changes to Section 11(c) and Section 24 of the Rights Agreement relating to the change in the voting rights of the Preferred Stock described in Item 5.03 below.

         This summary is qualified in its entirety by Amendment No. 1 to the Rights Agreement, which is attached hereto as Exhibit 4.1 to this Form 8-K and incorporated by reference herein.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         The description of the Amendment No. 1 to the Rights Agreement set forth above in Item 1.01 is incorporated by reference into this Item 3.03.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

RESIGNATION OF DAVID A. VAN VLIET AS PRESIDENT AND CHIEF OPERATING OFFICER;
---------------------------------------------------------------------------
APPOINTMENT OF STEPHEN M. O'HARA AS PRESIDENT
---------------------------------------------

         On August 29, 2006, David Van Vliet resigned as President and Chief Operating Officer of the Company, effective September 30, 2006 in order to pursue an employment opportunity with a business that does not compete with the Company. Stephen M. O'Hara, the Company's current Chairman and Chief Executive Officer, will assume the additional title and responsibilities of President, effective as of September 30, 2006. The press release issued by the Company on August 31, 2006 is attached hereto as Exhibit 99.3 to this Form 8-K.

RESIGNATION OF SUSAN S. ELLIOTT AND DR. WILLIAM A. PECK AS DIRECTORS
--------------------------------------------------------------------

         Susan S. Elliott and Dr. William A. Peck voluntarily resigned as members of the Board of Directors of the Company, effective immediately prior to the execution by all parties of the Settlement


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Agreement among the Company and Steel on August 30, 2006. At the time of their respective resignations, Ms. Elliott was a member of the Compensation and Organization Committee and the Corporate Governance and Nominating Committee, and Dr. Peck was a member of the Corporate Governance and Nominating
Committee.

REASSIGNMENT OF DR. RONALD N. RINER AND KELVIN R. WESTBROOK TO DIFFERENT
------------------------------------------------------------------------
CLASSES OF DIRECTORS
--------------------

         As allowed for in the Settlement Agreement among the Company and Steel and the Settlement Agreement among the Company and Pirate, Dr. Ronald N. Riner and Kelvin R. Westbrook were reassigned to different classes of directors immediately prior to the execution of the Settlement Agreements by all of the parties thereto on August 30, 2006. Dr. Riner, who formerly was in the class of directors which had a term that continues until the 2008 Annual Meeting of Shareholders, was reassigned to Class II, the term of which continues until the 2007 Annual Meeting of Shareholders. Mr. Westbrook, who formerly was in the class of directors which had a term that continues until the 2007 Annual Meeting of Shareholders, was reassigned to Class III, the term of which continues until the 2008 Annual Meeting of Shareholders. There has been no change to the committee assignments of Dr. Riner and Mr. Westbrook in connection with the reassignment of their class of directors. Dr. Riner continues to serve on the Audit Committee and the Corporate Governance and Nominating Committee and Mr. Westbrook continues to serve on the Audit Committee and the Compensation and Organization Committee. The independent Special Committee upon which Mr. Westbrook also served has been disbanded because its purpose was fulfilled upon the execution of the Settlement Agreement with Steel.

APPOINTMENT OF JAMES HENDERSON AND JOHN QUICKE TO THE BOARD OF DIRECTORS
------------------------------------------------------------------------

         In order to effect the terms of the Settlement Agreement between the Company and Steel, James Henderson and John Quicke were appointed to the Board of Directors of the Company as of the execution of the Settlement Agreement by all parties on August 30, 2006. Mr. Henderson, age 48, has been appointed as a Class III director to serve a term that will continue until the 2008 Annual Meeting of Shareholders. Mr. Henderson is a Vice President of Steel Partners, Ltd and is also a director and the Chief Executive Officer of WebFinancial Corporation, a director and Chairman of Del Global Technologies and a director of BNS Holdings, Inc. and SL Industries, Inc. Mr. Quicke, age 56, has been appointed as a Class II director to serve a term that will continue until the 2007 Annual Meeting of Shareholders. Mr. Quicke is Vice President of Steel Partners, Ltd. and Chairman and Chief Executive Officer of NOVT Corporation and is also a director and Vice President of WHX Corporation. He formerly served as Vice Chairman and Chief Executive Officer of Sequa Corporation.

         Both Mr. Henderson and Mr. Quicke were appointed to the Board of Directors pursuant to the terms of the Settlement Agreement between the Company and Steel. Pursuant to the terms of the Settlement Agreement, if there is a vacancy in one of the directorships designated by Steel during the term of the Settlement Agreement, Steel will have the right to designate a person to serve as the Steel designee to hold office for the unexpired term of the directorship, subject to meeting the eligibility requirements contained in the Company's corporate governance documents and applicable regulations. In the event that Steel determines not to propose for nomination a slate of director nominees in opposition to the Board of Director's slate for the 2007 Annual Meeting of Shareholders, the Company has agreed to re-nominate and recommend the re-election of the Steel director designee assigned to Class II at the 2007 Annual Meeting of Shareholders. Likewise, if Steel determines not to propose a slate of director nominees in opposition to the Board's slate for the 2008 Annual Meeting of Shareholders, the Company has agreed to re-nominate and recommend the re-election of the Steel director designee assigned to Class III at the 2008 Annual Meeting of Shareholders.


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         The Company and Steel have also agreed that one Steel director designee will be appointed to serve as a member of the Compensation and Organization Committee and, if established in the future, any executive committee or special committee when organized, but only if the subject matter within such committee's authority does not involve any matter which Steel or any Steel director designee would have, or be reasonably expected to have, an actual conflict of interest. No appointment to the Compensation and Organization Committee has been made to date under this provision. The Company and Steel have also agreed that if Steel is able to obtain Board of Director representation totaling at least four of eight total directors, that the Company and Steel will agree to maintain a 50% split between Steel director designees and Company director designees in the event of a vacancy until the 2008 Annual Meeting of Shareholders. The Company and Steel also agreed that the number of directors serving on the Board of Directors will not exceed eight prior to the conclusion of the 2008 Annual Meeting of Shareholders.

         This summary is qualified in its entirety by the Settlement Agreement between the Company and Steel which is attached as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

ITEM 5.03 AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

AMENDMENTS TO BYLAWS REGARDING DECLASSIFICATION OF THE BOARD AND DEFINITION OF
------------------------------------------------------------------------------
AUTHORITY AND RESPONSIBILITY OF LEAD DIRECTOR
---------------------------------------------

         Pursuant to the Settlement Agreement among the Company and Steel, the Company amended Section 3:3 of its bylaws to declassify its Board of Directors on the "phased-in" basis described below. The bylaw amendment allows directors elected prior to the 2007 Annual Meeting of Shareholders to serve the remaining duration of their three-year terms. Directors elected at or after the 2007 Annual Meeting of Shareholders will be elected for a one-year term of office. The effect of the amendment is that as of the 2009 Annual Meeting of Shareholders and thereafter, the Board of Directors will be completely declassified and all directors will be elected annually to a one-year term. This description is qualified in its entirety by reference to the text of amended Section 3:3 of the bylaws which is attached as Exhibit 2.1 to this Form 8-K

         Also pursuant to the Settlement Agreement among the Company and Steel, the Company amended its bylaws to add a new Section 3:13 to define the responsibilities of the lead independent director. This amendment was effective as of the execution by all the parties of the Settlement Agreement among the Company and Steel on August 30, 2006. Under the new Section 3:13, the lead independent director will have the responsibility to:

     o   call a meeting of the Board of Directors;

     o call for and conduct executive sessions of the Board of Directors at which only outside independent directors and invitees are permitted to be present;

     o preside at all meetings of the Board of Directors at which the Chairman of the Board is not present;

     o serve as a liaison between the Chairman and the independent directors;

     o approve or add to materials sent to the Board of Directors that were initially prepared by or at the direction of the Chairman;


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     o   approve or add to agenda items for Board of Directors meetings that were initially prepared by the Chairman;

     o approve Board of Directors meeting schedules that were initially prepared by the Chairman to assure sufficient time for discussion of all agenda items;

     o   recommend items for structuring Board of Directors meetings;

     o   recommend matters for consideration by the Board of Directors;

     o serve as independent point of contact with shareholders wishing to communicate with the Board of Directors;

     o collaborate with Chairman with respect to recommending tasks to be assigned to Board of Directors committees;

     o with approval of corporate governance and nominating committee, oversee the annual evaluations of the Board of Directors and its committees; and

     o engage legal, financial and other advisers to represent the outside independent Board of Directors members.

         This description is qualified in its entirety by reference to the text of new Section 3:13 of the bylaws which is attached as Exhibit 2.2 to this Form 8-K.

AMENDMENT TO CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF CLASS B
--------------------------------------------------------------------------
SERIES 2 JUNIOR PARTICIPATING PREFERRED STOCK
---------------------------------------------

         Pursuant to authority vested in the Board of Directors of the Company by Article Three of the Articles of Incorporation of the Company, the Board of Directors of the Company adopted an Amendment to the Certificate of Designation, Preferences and Rights of Class B Series 2 Junior Participating Preferred Stock of the Company, which amends and restates the designation, amount, powers, preferences and relative, participating, optional and other special rights of the shares of the Class B Series 2 Preferred Stock, and the qualifications, limitations or restrictions thereof.

         The only change effected by the amendment was to Section 3(A) of the Certificate of Designation, Preferences and Rights of Class B Series 2 Junior Participating Preferred Stock. Section 3(A) was amended to read as follows, "Each share of Class B Series 2 Junior Participating Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Company." Prior to the amendment, Section 3(A) read as follows, "Each share of Class B Series 2 Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Company."

         The Amendment to the Certificate of Designation, Preferences and Rights of Class B Series 2 Junior Participating Preferred Stock of the Company became effective on September 5, 2006.

         This description is qualified in its entirety by reference to the text of the Amendment to the Certificate of Designation, Preferences and Rights of the Class B Series 2 Junior Participating Preferred Stock which is attached as Exhibit 3.1 to this Form 8-K.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                  2.1 Amendment to Bylaws amending Section 3:3 in its entirety.

                  2.2      Amendment to Bylaws adding new Section 3:13.

                  3.1 Amendment to Certificate of Designation, Preferences and Rights of Class B Series 2 Junior Participating Preferred Stock.

                  4.1 Form of Amendment No. 1 to Rights Agreement, dated as of August 29, 2006, between Angelica Corporation and UMB Bank, N.A.

                  10.1 Settlement Agreement dated August 30, 2006 by and between Angelica Corporation, Steel Partners L.L.C. and Steel Partners II, L.P.

                  10.2 Settlement Agreement dated August 30, 2006 by and between Angelica Corporation, Pirate Capital LLC, Jolly Roger Fund LP and Jolly Roger Offshore Fund LTD.

                  99.1 Press Release of Angelica Corporation dated August 31, 2006 Announcing Agreement with Largest Shareholder Steel Partners II, L.P.

                  99.2 Press Release of Angelica Corporation dated August 31, 2006 Announcing Agreement with Pirate Capital LLC.

                  99.3 Press Release of Angelica Corporation dated August 31, 2006 Announcing Stephen O'Hara to Assume President Duties Following David Van Vliet Resignation.







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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANGELICA CORPORATION


Dated: September 5, 2006                /s/ Steven L. Frey
                                        ----------------------------------------
                                        Steven L. Frey
                                        Vice President, General Counsel and
                                        Secretary





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                                 EXHIBIT INDEX

Exhibit No.                Description of Exhibit

2.1 Amendment to Bylaws amending Section 3:3 in its entirety.

2.2                        Amendment to Bylaws adding new Section 3:13.

3.1 Amendment to Certificate of Designation, Preferences and Rights of Class B Series 2 Junior Participating Preferred Stock.

4.1 Form of Amendment No. 1 to Rights Agreement, dated as of August 29, 2006, between Angelica Corporation and UMB Bank, N.A.

10.1 Settlement Agreement dated August 30, 2006 by and between Angelica Corporation, Steel Partners L.L.C. and Steel Partners II, L.P.

10.2 Settlement Agreement dated August 30, 2006 by and between Angelica Corporation, Pirate Capital LLC, Jolly Roger Fund LP and Jolly Roger Offshore Fund LTD.

99.1 Press Release of Angelica Corporation dated August 31, 2006 Announcing Agreement with Largest Shareholder Steel Partners II, L.P.

99.2 Press Release of Angelica Corporation dated August 31, 2006 Announcing Agreement with Pirate Capital LLC.

99.3 Press Release of Angelica Corporation dated August 31, 2006 Announcing Stephen O'Hara to Assume President Duties Following David Van Vliet Resignation.